UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 21, 2019

FLITWAYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55316	47-2489112
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Datura Street, #1015

West Palm Beach, FL 33414

(Address of principal executive offices)

Phone: (855) 710-0915

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

Item 8.01 Other Events.

The company continues its rebuilding efforts post its trauma and operational disruption . The company followers should review the 8-K filing of October 15, 2018 regarding the business operation disruption the company endured.

The interim management has successfully negotiated a management program with a fractional jet aviation and yacht company to assist it in restarting operations with Flitways company.

The interim management has secured non exclusive agreement through a jet consignment arrangement which will allow the company to participate in the sale of the aircraft and to generate revenues as it continues its rebuilding process to bring the Flit company back to full operations.

The company has leased a high value operational domain name www.magellan1.com to carry out the business activities. The domain is approximately 15 yrs old and was previously used by a now dormant Delaware company with previous travel type operation. It achieved a combined operational revenues of about $2,5 million dollars and profits of about $800,000.

The company has secured a $100,000 line of credit for financing continuing operations. This was secured post October 15, 2018 as a boat and car rental company.

The pending financing options currently underway will enable the company to acquire exclusive jet rights and the acquisition of a yacht club membership company with several yachts in operation.

The yachts and the jet are all debt free. Under the restructuring program, the company would recapitalize its share structure to absorb all the acquisition costs including the planned Delaware operational company.

The company will shortly update its share structure with the State of Nevada including other corporate actions to reflect all of these and other pending financing actions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 - Quarter 3 - September 30, 2019 financial statements

Exhibit 99.2 - Quarter 2 - June 30, 2019 financial statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLITWAYS TECHNOLOGY, INC.

By:	/s/Daniel Sobolewski
Daniel Sobolewski
Chief Executive Officer

Date:  October 21, 2019

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